UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36193	26-1469215
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

(610) 354-8840

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In connection with the Company’s 2023 Annual Meeting of Stockholders, Trevena, Inc. (the “Company”) previously reported all Proposals were approved. The sole purpose of this amendment is to amend and restate Item 5.07 to correct the result for Proposal 3 to give effect to 23,573 abstaining votes. While Proposal 3 received 1,156,910 votes “For” and 1,156,015 votes “Against,” when giving effect to the abstentions this proposal was not approved on a non-binding advisory basis.

Item 5.07	Submission of Matters to a Vote of Security Holders.

In connection with the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), there were 9,594,072 shares outstanding as of the April 28, 2023 record date, of which 5,052,048 shares, or approximately 52.65%, were present or represented by proxy at the Annual Meeting. With respect to the matters submitted for a vote of stockholders at the Annual Meeting:

(i)	Proposal 1: each of the Class I directors nominated were elected to serve until the expiration of their term as provided in the proxy statement;

(ii)	Proposal 2: the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified;

(iii)	Proposal 3: the compensation of the Company’s named executive officers as disclosed in the proxy statement was not approved on a non-binding advisory basis, giving effect to abstentions; and

(iv)	Proposal 4: the Trevena, Inc. 2023 Equity Incentive Plan was approved.

Set forth below are the voting results for each such matter.

Proposal 1 - Election of Directors.

The following three Class I directors were elected to serve for three-year terms until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Carrie L. Bourdow	1,410,052	926,446	2,715,550
Anne M. Phillips, M.D.	1,540,600	795,898	2,715,550
Barbara Yanni	1,614,146	722,352	2,715,550

Proposal 2 - Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
4,412,023	627,307	12,718	0

Proposal 3 - Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement.

For	Against	Abstain	Broker Non-Votes
1,156,910	1,156,015	23,573	2,715,550

Proposal 4 - Approval of the Trevena, Inc. 2023 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
1,299,464	1,012,413	24,621	2,715,550

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: July 6, 2023	By:	/s/ Barry Shin
Barry Shin
Senior Vice President, Chief Financial Officer